Consolidated Quarterly Holdings Report
for
Fidelity® SAI Inflation-Focused Fund
October 31, 2021

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.
IFF-NPRT1-1221
1.9892166.102
U.S. Treasury Inflation-Protected Obligations - 84.0%
	Principal Amount (a)	Value ($)
U.S. Treasury Inflation-Indexed Bonds:
2% 1/15/26	772,000	1,244,279
2.375% 1/15/25	1,043,000	1,741,861
U.S. Treasury Inflation-Indexed Notes:
0.125% 1/15/22	2,005,000	2,444,646
0.125% 4/15/22	2,102,000	2,409,072
0.125% 7/15/22	1,915,000	2,341,801
0.125% 1/15/23	2,362,000	2,906,624
0.125% 7/15/24 (b)	2,061,000	2,545,932
0.125% 10/15/24	1,941,000	2,223,925
0.125% 4/15/25	1,612,000	1,839,992
0.125% 10/15/25	1,960,000	2,245,761
0.125% 4/15/26 (b)	1,670,000	1,896,887
0.125% 7/15/26 (b)	1,733,000	2,167,552
0.125% 10/15/26	1,165,000	1,276,802
0.25% 1/15/25	1,940,000	2,417,542
0.375% 7/15/23	2,304,000	2,866,099
0.375% 7/15/25	2,058,000	2,600,911
0.5% 4/15/24	1,330,000	1,547,241
0.625% 4/15/23	2,163,000	2,504,875
0.625% 1/15/24	2,205,000	2,767,614
0.625% 1/15/26	1,754,000	2,237,494
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS (Cost $42,875,155)		44,226,910

Money Market Funds - 1.6%
	Shares	Value ($)
Fidelity Cash Central Fund 0.06% (c) (Cost $856,424)	856,252	856,424

TOTAL INVESTMENT IN SECURITIES - 85.6% (Cost $43,731,579)	45,083,334
NET OTHER ASSETS (LIABILITIES) - 14.4%	7,574,711
NET ASSETS - 100.0%	52,658,045

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Commodity Futures Contracts
CBOT Corn Contracts (United States)	61	Jul 2022	1,765,188	65,906	65,906
CBOT Corn Contracts (United States)	15	Mar 2022	432,188	22,123	22,123
CBOT KC HRW Wheat Contracts (United States)	7	Mar 2022	276,150	14,999	14,999
CBOT KC HRW Wheat Contracts (United States)	7	Dec 2021	275,013	47,389	47,389
CBOT KC HRW Wheat Contracts (United States)	7	May 2022	277,461	(24)	(24)
CBOT Soybean Contracts (United States)	4	Jan 2022	249,900	(7,466)	(7,466)
CBOT Soybean Contracts (United States)	23	Jul 2022	1,461,939	(69)	(69)
CBOT Soybean Meal Contracts (United States)	47	Jan 2022	1,552,880	17,053	17,053
CBOT Soybean Oil Contracts (United States)	34	Jul 2022	1,201,771	(101)	(101)
CBOT Soybean Oil Contracts (United States)	16	Jan 2022	586,080	39,311	39,311
CBOT Wheat Contracts (United States)	13	Dec 2021	502,288	57,995	57,995
CBOT Wheat Contracts (United States)	1	Mar 2022	39,250	1,912	1,912
CBOT Wheat Contracts (United States)	12	May 2022	473,300	(36)	(36)
CME Lean Hogs Contracts (United States)	8	Apr 2022	262,560	(11,908)	(11,908)
CME Lean Hogs Contracts (United States)	7	Jul 2022	256,072	(24)	(24)
CME Live Cattle Contracts (United States)	3	Feb 2022	161,070	(1,594)	(1,594)
CME Live Cattle Contracts (United States)	22	Apr 2022	1,207,580	202	202
COMEX Copper Contracts (United States)	16	Mar 2022	1,737,600	(37,237)	(37,237)
COMEX Copper Contracts (United States)	8	May 2022	865,600	17,154	17,154
COMEX Gold 100 oz. Contracts (United States)	31	Dec 2021	5,531,640	(36,832)	(36,832)
COMEX Silver Contracts (United States)	13	Dec 2021	1,556,100	50,075	50,075
ICE Brent Crude Contracts (United Kingdom)	57	Jan 2022	4,636,950	(59,004)	(59,004)
ICE Coffee 'C' Contracts (United States)	19	Mar 2022	1,472,381	20,335	20,335
ICE Cotton No. 2 Contracts (United States)	13	Mar 2022	722,930	17,455	17,455
ICE Cotton No. 2 Contracts (United States)	11	Jul 2022	595,283	(39)	(39)
ICE Low Sulphur Gasoil Contracts (United States)	30	Jan 2022	2,115,750	327,378	327,378
ICE Sugar No. 11 Contracts (United States)	43	Feb 2022	928,043	38,223	38,223
ICE Sugar No. 11 Contracts (United States)	48	Apr 2022	1,018,752	(9,633)	(9,633)
LME Aluminum Contracts (United Kingdom)	5	Jan 2022	339,750	(20,174)	(20,174)
LME Aluminum Contracts (United Kingdom)	11	Jul 2022	741,950	29	29
LME Aluminum Contracts (United Kingdom)	11	May 2022	744,288	(63,814)	(63,814)
LME Nickel Contracts (United Kingdom)	7	Jan 2022	817,362	47,183	47,183
LME Nickel Contracts (United Kingdom)	3	May 2022	347,904	19,672	19,672
LME Zinc Contracts (United Kingdom)	17	Jan 2022	1,438,731	100,189	100,189
LME Zinc Contracts (United Kingdom)	6	May 2022	495,900	31,316	31,316
NYMEX Gasoline RBOB Contracts (United States)	9	Dec 2021	873,965	98,540	98,540
NYMEX Gasoline RBOB Contracts (United States)	9	Jun 2022	887,947	(26)	(26)
NYMEX Natural Gas Contracts (United States)	98	Dec 2021	5,519,360	1,412,236	1,412,236
NYMEX Natural Gas Contracts (United States)	18	Feb 2022	926,100	(9,534)	(9,534)
NYMEX NY Harbor ULSD Contracts (United States)	13	Dec 2021	1,343,668	37,921	37,921
NYMEX WTI Crude Oil Contracts (United States)	71	Dec 2021	5,799,280	664,527	664,527

TOTAL FUTURES CONTRACTS					2,891,608
The notional amount of futures purchased as a percentage of Net Assets is 99.7%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,461,826.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.06%	134,326,785	500,474,060	633,944,421	8,274	-	-	856,424	0.0%
Total	134,326,785	500,474,060	633,944,421	8,274	-	-	856,424

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Consolidated Subsidiary

Fund	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain /loss ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Geode SAI Inflation-Focused Cayman Ltd.	279,764,632	103,249,613	444,746,764	-	247,303,201	(173,662,507)	11,908,175

The Fund invests in certain commodity-related investments through Geode SAI Inflation-Focused Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of October 31, 2021, the Fund held an investment of $11,908,175 in the Subsidiary, representing 22.6% of the Fund's net assets. The Quarterly Holdings report is consolidated and includes the holdings of the Fund and the Subsidiary.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. Treasury Inflation-Protected Obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the commodities market.

Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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